LEASE
                                      -----

     THIS LEASE is made and entered into effective this 1st day of September, 2001, by and between KENTUCKY NATIONAL PROPERTIES, L.L.C., of P.O. Box 2504, Elizabethtown, Kentucky 42702-2504, hereinafter referred to as the "Lessor", and KENTUCKY NATIONAL BANK of 1000 North Dixie Avenue, Elizabethtown, Kentucky 42701, hereinafter referred to as the "Lessee", WITNESSETH:

     That for the consideration hereinafter set out, the Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor the following described real estate located in Elizabethtown, Hardin County, Kentucky upon the following terms and conditions:

1.   Property  being rented:  The property which is the subject of this Lease is
     ----------------------
     described as follows:

     Being Lot No. 1 of Amended Record Plat Lot lA, Taco Bell and Record Plat Kentucky National Subdivision, recorded in Plat Cabinet 1, Sheet 2735, in the Office of Clerk of the County Court of Hardin County, Kentucky.

     Kentucky National Properties, L.L.C, acquired title to said Lots by (a) Deed from George A. Howell Enterprises, Inc., a Kentucky corp., dated March 6, 1997, recorded in Deed Book 864, Page 464; (b) by Deed from Harold E.
     Cowley and Ida B. Cowley, husband and wife, dated January 12, 2000, recorded in Deed Book 956, Page 540; (c) by Deed from Joe Guy Hagan and Merwyn R Hagan, husband and wife, dated April 13, 2000, recorded in Deed Book 964, Page 668; and (d) by Deed from Dr. Peter Grotuss, single, dated July 26, 2000, recorded in Deed Book 979, Page 177, all in the Office. of Clerk of the County Court of Hardin County, Kentucky.

     The building constructed on the above-described premises is included in this Lease.

2.   Term: The term of this Lease shall commence as of the lst day of September,
     ----
     2001 and extend thereafter for an initial period of ten (10) years. The Lessee shall then have an option to renew the Lease for four (4) successive terms of ten (10) years each, by giving to the Lessor written notice of its intent to exercise this option of renewal at least ninety (90) days prior to the termination of any term then in effect.

3.   Rent: Lessee agrees to pay monthly rental for the premises in the amount of
     ----
     Twenty-Two Thousand Five Hundred (22,500.00) Dollars per month, payable in advance on the first day of each month during the first year of this Lease. After the first year, the rental shall be increased annually based on the percentage increase in the Consumer Price Index, calculated from the date of the commencement of each yearly anniversary date until the end of that particular year. (For example, for the first year, the percentage increase would be based on the increase in the Consumer Price Index from the commencement of this Lease term September 1, 2001 until August 31, 2002).

4.   Use of premises:  Lessee  agrees that during the term of this Lease and any
     ---------------
     extensions thereof, it shall use the premises only for a bank and a banking institution, and any other use of the premises shall only be done with the Lessor's prior written permission.

5.   Lessor's warranties and covenants:  Lessor hereby covenants and warrants to
     ---------------------------------
     Lessee that:

     (a.) Lessor owns and/or leases the premises and has full right, power and authority to execute and deliver this Lease, to consummate the transaction contemplated hereby, to comply with and fulfill the terms and conditions hereof, and to demise and let the premises unto Lessee; there are no legal, contractual or other restrictions upon Lessor's right, power or authority to demise the premises unto Lessee except as otherwise set forth herein.

     (b.) That the premises hereby demised is free of any tenancies whether written or oral.

     (c.) This Lease has been fully executed and delivered by Lessor and constitutes a legal, valid and binding obligation of Lessor in accordance with its terms and conditions.

     (d.) Lessor has not made any other agreement to sell or lease all or any part of the premises to any person other than Lessee, nor has Lessor given to any person an option to purchase all or any part of the premises.

     (e.) The leased premises are not located in any area of special flood hazard as designated by any federal, state or local authority, there are no hazardous or toxic wastes or substances, or underground storage tanks, in or upon the premises or building to be located upon the premises, and no hazardous or toxic wastes or substances have been produced, used, stored, handled or disposed of upon the premises.

     (f.) There are no existing, contemplated or proposed federal, state or local laws, ordinances, rules, regulations, codes or other orders, and no pending or threatened proceedings or actions against Lessor or the premises before any court or governmental agency or authority, which would interfere with, or make infeasible or undesirable from an economic or other point of view the operation, use and/or occupancy of the premises.

     (g.) There are no pending or threatened claims, demands, liabilities or actions against Lessor or the premises (including without limitation, any pending or threatened condemnation proceedings by any public or governmental agency or authority) which constitutes or might ripen into a lien or claim against the premises superior to Lessee.

     (h.) Lessor shall  indemnify and hold Lessee  harmless from and against any and all costs, expenses, losses, claims, liabilities, damages, injuries or actions of any kind, including reasonable attorney's fees,
          (i) arising from Lessor's use or possession of the premises prior to the term of this Lease, or the negligence of or use of the realty on which the premises are located by, Lessor or its agents or employees at any time, or (ii) resulting from the presence on or under, or the escape, seepage, leaking, spillage, discharge, emission or release from the premises of any hazardous or toxic waste, substance or material placed or located on the premises prior to the commencement date hereof or from and after the termination or expiration hereof, or during the term of this Lease at Lessor's fault, or at any time placed or located on other portions of real property on which the premises are located. Such indemnification shall include any damages, injuries, costs, including reasonable attorneys' fees, or claims asserted or arising under any federal, state or local statute, ordinance or regulation imposing liability or standards of conduct concerning hazardous materials.

     (i.) If Lessor receives any notice of (i) the use, spill, discharge or removal of any hazardous substance or material, or (ii) any complaint, order or notice regarding air emissions, water discharges or any other environmental, health, or safety matter affecting Lessor or the premises from any person or entity, including, without limitation, the United States Environmental Protection Agency, then Lessor will give written notice of such an occurrence to Lessee within seven (7) days.

6.   Lessee's  covenants:  Lessee  covenants  and agrees that during the term of
     -------------------
     this Lease and for such further time as Lessee, or any person claiming under it, shall hold the premises or any part thereof:

     (a.) To pay rent on the days and in the manner aforesaid.

     (b.) Not to suffer the estate of Lessor in the premises at any time during the said term to become subject to any lien, charge, or encumbrance whatsoever and to indemnify and keep indemnified Lessor against all such liens, charges and encumbrances; it being expressly agreed that Lessee shall have no authority, express or implied, to create any lien, charge, or encumbrance upon the estate of Lessor in the demised premises.

     (c.) To maintain the exterior and interior of the premises, including all HVAC systems. Lessee shall keep the interior painted and decorated and in a clean and sanitary condition, complying in all respects with the applicable laws, ordinances and regulations of competent authorities. Lessee shall also maintain the exterior of the premises, including the roof, and be responsible for any repairs needed to the driveways and parking lots.

     (d.) Not to make or suffer any use or occupancy of the premises contrary to any law or ordinances now or hereafter in force.

     (e.) To  indemnify  Lessor  against  all  costs  and  expenses,   including
          reasonable attorney's fees, lawfully and reasonably incurred in discharging the premises from any charge, lien, or encumbrance resulting from Lessee's action (other than charges, liens or encumbrances resulting from Lessor's actions), or in obtaining possession after default of Lessee or the termination of this Lease by reason of Lessee's default.

     (f.) Upon the termination of this Lease, either by lapse of time or otherwise, to surrender, yield and deliver up the premises in such condition as it shall be in as of the effective date hereto.

     (g.) To indemnify and hold Lessor harmless from and against any and all costs, expenses, losses, claims, liabilities, damages, injuries or actions of any kind, including reasonable attorney's fees, (i) arising from Lessee's use or possession of the premises throughout the term of this Lease, or the negligence of Lessee or its agents, employees, licensees or invitees, at any time, or (ii) resulting from the presence on or under, or the escape, seepage, leaking, spillage, or discharge, emission or release from the premises of any hazardous or toxic waste, substance or material placed or located on the premises (including other portions of the real property on which the premises are located) by Lessee, its agents, employees, licensees or invitees throughout the term hereof. Such indemnification shall include any damages, injuries, costs, including reasonable attorneys' fees, or claims asserted or arising under federal, state or local statute, ordinance or regulation imposing liability or standards of conduct concerning hazardous materials.

     (h.) If Lessee receives any notice (i) of the use, spill, discharge or removal of any hazardous substance or material, or (ii) any complaint, order or notice regarding air emissions, water discharges or any other environmental, health, or safety matter affecting Lessor or the premises from any person or entity, including, without limitation, the United States Environmental Protection Agency, then Lessee will give written notice of such an occurrence to Lessor within seven (7) days.

     (i.) To save Lessor harmless from all loss, costs, damages and expenses of any kind, whatsoever, arising out of any accident, damage or injury, or any claim, suit or action for damages or injuries from any cause whatsoever, either to persons or property happening, occurring or resulting in or upon the premises or improvements thereon during the term herein demised, in connection with or growing out of the use, occupation and operation of the premises by Lessee, except for loss, costs, damages and expenses incurred as a result of the negligence or acts of Lessor or its agents or employees. Lessee shall carry such insurance policies covering the Lessor and Lessee and in such amounts and against such liability risk and casualty as are set out in paragraph 22 hereof.

     (j.) To replace any plate glass windows or any other broken glass during the term of this Lease or any renewal thereof.

     (k.) Not to obstruct or permit the  obstruction  of sidewalks  and roadways adjacent to the premises, except while loading or unloading merchandise or other materials, and then not to an unreasonable extent.

     (l.) To promptly pay for all public utilities rendered or furnished to the premises during the term hereof or any renewal, including heat, water, gas electricity, sewer charges, and sewer taxes. Lessee shall provide for the prompt removal of garbage, rubbish, and litter from the demised premises and to provide adequate facilities for containing the same prior to such removal. Lessee shall keep the premises clean and keep all sidewalks adjacent to the premises clean and free from all rubbish, litter, debris, ice and snow. If Lessee fails to carry out the foregoing, Lessor, at its option, may provide such facilities and service and charge same to Lessee as additional rent.

7.   DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS:
     ----------------------------------------

     (a.) If the building on said  premises  shall be rendered  untenantable  by fire or other casualty, and if the building cannot be made tenantable and usable for Lessee's use within ninety (90) days after such damages, Lessee may, at Lessee's option to be evidenced by notice in writing given to Lessor within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease upon written notice to Lessor as of the date of such fire or other casualty, whereupon Lessor shall be entitled to all proceeds of insurance and right of recovery against insurer on policies covering such damages or destruction; provided, however, Lessee shall be entitled to such insurance proceeds representing payments for losses to moveable fixtures, trade fixtures, leasehold improvements, machinery, equipment and other property owned by Lessee.

     (b.) In the event Lessee  fails to validly  exercise its right to terminate this Lease under Section 7.a., or if the premises can be. restored within ninety (90) days of the damage, Lessor shall commence forthwith to effect repairs and the rental then in effect shall abate proportionately (based upon square footage). Lessor shall restore the premises to its condition immediately prior to the casualty, regardless of the sufficiency of insurance proceeds received by Lessee.

8.   IMPROVEMENTS:  Lessee shall have the right to remove,  at its sole expense,
     ------------
     any and all improvements on the premises providing that in doing so it shall comply with all statutes, laws, rules and regulations in connection with the demolition, including any laws or restrictions on disposal of hazardous waste or materials that may be in and about the premises. The term "hazardous waste materials" shall mean any and all materials, substances, and conditions which are designated or deemed hazardous, dangerous, toxic, a contaminant, or a pollutant under any valid and enforceable federal, state, or local lave, statute, ordinance, policy, code, rule, regulation, order, or decree relating to human health or safety or the environment, as the same may be amended from time to time, as are now or may hereafter be in effect.

9.   ASSIGNMENT,  SUB-LETTING  AND  MORTGAGING:  Lessee  shall not  voluntarily,
     -----------------------------------------
     involuntarily or by operation of law assign or transfer, mortgage or otherwise encumber all or any part of its interest in this Lease, or sublet the premises or any part thereof without first obtaining in each and every instance Lessor's prior written consent, and any attempt to so assign, transfer or sublet, without Lessor's written consent shall be null and void; and if any such assignment or transfer is made with the written consent of Lessor, Lessee shall nevertheless remain liable to Lessor for payment of rent according to the terms hereof and for due performance of all terms, covenants and conditions of this Lease. Any transfer of this Lease by merger, consolidation or liquidation shall constitute an assignment for the purposes of this paragraph. If written consent is once given by Lessor to any such assignment or subletting, such consent shall not operate as a waiver of the necessity for obtaining Lessor's written consent to any subsequent assignment or subletting.

10.  SUBORDINATION:  This Lease shall at all times be subject and subordinate to
     -------------
     the lien of any mortgage (which term shall include all security instruments) that may be placed on the premises by Lessor; and Lessee agrees, upon demand, without cost, to execute any instrument as may be required to effectuate such subordination. Provided, however, that any such mortgagee agrees not to disturb possession of the premises as long as Lessee is not in default hereunder.

11.  LESSOR'S RIGHT OF RE-ENTRY:  If Lessee shall fail to pay any installment of
     --------------------------
     rent promptly on the day when the same shall become due and payable hereunder or within ten (10) days after written notice thereof by Lessor, or if Lessee shall fail to promptly keep and perform any other affirmative convenants of this Lease strictly in accordance with the terms of this Lease and shall fail to cure within thirty (30) days after written notice thereof by Lessor of demand of performance, then and in any event, and as often as any such event shall occur, Lessor may (a) declare the said term ended, and enter into said premises, or any part thereof, either with or without process of law, and expel Lessee or any person occupying the same in or upon said premises, using such force as may be necessary so to do, and so to repossess and enjoy the premises as in Lessor's former estate; or (b) re-let the premises. Anything hereinbefore contained to the contrary notwithstanding, if any default shall occur, other than in the payment of rent, which cannot with due diligence be cured within a period of thirty (30) days, and Lessee prior to the expiration of thirty (30) days from and after the giving of notice as aforesaid, commences to eliminate the cause of such default, then the Lessor shall not have the right to declare the said term ended by reason of such default.

12.  RIGHTS ON  TERMINATION  OF LEASE:  Upon  termination  of this  Lease or any
     --------------------------------
     renewal thereof, by lapse of time or upon its termination by Lessor for any of the causes specified in the preceding paragraph, Lessee agrees to remove all property and effects belonging to Lessee which Lessee is entitled under the terms hereof to remove from said premises, to repair any and all damage caused by such removal and to vacate and surrender possession of the premises to Lessor in the same condition as when received, except for ordinary wear and tear.

     Lessor further agrees that if such possession is not immediately surrendered to Lessor as hereinabove provided Lessor may forthwith re-enter the premises and repossess thereof as its former estate and remove any persons or effects therefrom, using such force as may be reasonably necessary for that purpose, without being deemed guilty in any manner of trespass or forcible entry or detainer.

     Lessor shall not be responsible for the storage or safekeeping of any property or effects of Lessee so removed from premises, or for the loss thereof, but may, at his option, store same for the account of Lessee, and Lessee agrees to pay Lessor for any and all expenses incurred in removing and storing said effects and repairing damage caused by their removal, and, in the event Lessee fails to do so within ten (10) days after written demand for such payment has been mailed to Lessee by Lessor at Lessee's address as given in paragraph 19 herein, Lessor may, without further notice to Lessee, sell any or all of said property or effects at public or private sale, for such price as Lessor may be able to obtain, and apply the proceeds of such sale to the payment of any amounts due Lessor from Lessee under this Lease, including the cost of removing, storing or selling said property and effects and the cost of repairing the damage caused by its removal.

     The receipt of money by Lessor from Lessee, after Lessor has notified Lessee of his intention to terminate this Lease, or after the termination thereof, shall not in any way reinstate, continue or extend the term of this Lease, or affect or invalidate any notice given prior thereto, it being agreed that after service of notice, or the commencement of a suit or entry of final judgment for possession of the premises. Lessor may recover and collect any rent due, and that the payment thereof shall not invalidate or operate as a waiver of any notice, suit or judgment theretofore given, filed or rendered.

13.  RIGHTS OF LESSOR  CUMULATIVE:  The rights and remedies of Lessor under this
     ----------------------------
     Lease shall be cumulative and shall not exclude any other rights and remedies authorized by law, and that the failure of Lessor to insist upon a strict performance of, or compliance with, any of the covenants or conditions of this Lease by Lessee, or to declare a forfeiture for any violation thereof, or to exercise any option conferred on Lessor, shall not be construed as a waiver, or relinquishment for the future, of Lessor's right to insist upon strict compliance by Lessee with all the covenants, agreements and conditions herein contained or of its right to exercise such options, or of its right to declare a forfeiture for the violation of such condition, if the violation be continued or repeated.

14.  REIMBURSEMENT  OF LESSOR FOR PAYMENTS MADE ON ACCOUNT OF ACTIONS OF LESSEE:
     --------------------------------------------------------------------------
     Lessee agrees that in the event Lessor shall, by reason of the failure of Lessee to keep and perform any of the covenants, agreements or conditions herein contained, be compelled to pay or shall pay any sum of money, or do any act requiring the payment of money, then the sum or sums of money so paid or required to be paid shall be added to the installment of rent next becoming due, and shall be collectible as additional rent in the same manner and with the same remedies as if said sum or sums had been originally reserved as rent.

15.  LESSOR'S  LIABILITY:  Neither Lessor nor its agents shall be liable for any
     -------------------
     injury or damage to person or property of Lessee, or for loss or interruption of business resulting from fire, explosion, failing plaster, steam, gas, electricity, water, rain or snow, or from leaks from any part of said building or from pipes, appliances or plumbing works or from the roof, street, or subsurfaces or from any other place, or by dampness or by any other cause unless caused by or due to the negligence of Lessor, nor shall Lessor or its agents be liable for any damage caused by other tenants or persons in said building or caused by the construction of any private or public or quasi-public work; nor shall Lessor be liable for any latent defects in the premises or the building of which it forms a part.

16.  LESSEE'S LIABILITY AND INDEMNITY:  Lessee shall be liable to Lessor for any
     --------------------------------
     damage to the premises caused by Lessee's acts or negligence, or caused by the acts or negligence of its agents, employees, customers, licensees, or invitees; Lessor may repair such damage, though not obligated so to do, and Lessee shall thereupon reimburse and compensate Lessor as additional rent within five (5) days after the rendition of a statement by Lessor for the actual cost of such repair or damage.

17.  SIGNS:  Lessee shall have the right at its sole cost and expense during the
     -----
     term hereof or any extension thereof, to erect, replace, maintain and operate any signs, electrical or otherwise, in and on the premises and on or about any improvements thereof, so long as such signs comply with applicable laws and regulations. Lessee agrees not to permit the exterior of the premises to be used for the purpose of advertising except in connection with Lessee's business.

18.  HOLDING  OVER: In the event Lessee  continues to occupy the premises  after
     -------------
     the last day of the term hereby created, or after the last day of any extension of said term, and Lessor elect to accept rent thereafter, a tenancy from month to month only shall be created and not for any longer period.

19.  SERVICE OF NOTICE:  If at any time after the  execution  of this Lease,  it
     -----------------
     shall become necessary or convenient for one of the parties hereto to serve any notice, demand or communication upon the other party, such notice, demand or communications shall be in writing signed by the party serving the same, personally delivered or deposited in the registered or certified United States mail, return receipt requested, postage prepaid or deposited with an overnight carrier that guarantees next-day delivery and (a) if intended for Lessor shall be addressed to KENTUCKY NATIONAL PROPERTIES, LLC, P.O. BOX 2504, ELIZABETHTOWN, KY. 42702-2504, ATTENTION: DR. ROBERT ROBBINS, and (b) if intended for Lessee, shall be addressed to; KENTUCKY NATIONAL BANK, ATTN: LAWRENCE CALVERT, 1000 NORTH DIXIE AVENUE, ELIZABETHTOWN, KENTUCKY 42701, or to such other address as either party may have furnished to the other in writing as a place for service of notice. Any notice so mailed shall be deemed to have been given on the earlier of when received or three (3) days after the same is deposited in the United States mail.

20.  Condemnation
     ------------

     (a.)(1) If at any time during the term of this Lease fifty per cent (50%) or more of the premises shall be taken for any public or quasipublic purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, Lessor shall be entitled to and shall receive any and all awards that may be in any such proceeding for the taking of real property; and Lessee hereby assigns and transfers to Lessor any and all such awards that may be made to Lessee, subject to paragraph (c) below.

               Lessee shall be entitled to any payment based inter alia upon the
                                                             ----------
               value of the unexpired term of this Lease, consequential damage to the premises not so taken, fixtures, or alterations to the premises or their use or otherwise.

          (b.)(1) If such proceedings shall result in the taking of fifty (50%) per cent or more of the premises, or if such taking renders the premises unusable for Lessee's purposes, this Lease and the term hereof shall terminate and expire on the date of such taking, and the rent and other sums or charges provided in this Lease to be paid by the Lessee shall be apportioned and paid to the date of such taking.

          (c) If less than fifty percent (50%) of the premises shall be taken in such proceedings and if such taking does not render the premises unusable for Lessee's purposes, Lessor shall, with reasonable dispatch, repair the remaining portion of the premises so as to restore the premises; provided, however, that if the expense of such restoration would be greater than the sum allowed to Lessor, less such expenses in such condemnation proceeding, then Lessor shall have an option, for a period of thirty (30) days after such partial taking, within which to decide whether to make such restoration or terminate this Lease. If, within such 30-day period, Lessor shall give written notice to Lessee of termination, this Lease and the term hereof shall terminate and expire on the last day of the calendar month following the month in which such notice shall be given and the rent and other sums or charges in this Lease provided to be paid by Lessee shall be apportioned and paid to the date of such termination; provided, however, that if Lessee shall agree in writing, within sixty (60) days after receiving any such notice of termination from Lessor, to pay the difference between the cost of restoration and the net proceeds of such condemnation proceeding, then Lessor's notice of termination and right to terminate hereunder shall cease and Lessor shall make such restoration as hereinbefore required. The annual base rental shall be reduced in proportion to the amount of the premises taken.

          (c) Lessee shall be entitled to receive out of any award the sum, if any, specifically allowed to Lessee for the value of Lessee's leasehold estate taken, moving expenses and Lessee's trade fixtures and for improvements made to the premises by Lessee.

21.  LESSOR'S  COVENANT  OF TITLE  AND QUIET  ENJOYMENT:  Lessor  covenants  and
     --------------------------------------------------
     warrants that Lessor has full right and lawful authority to enter into this Lease for the full term hereof, and that Lessor is lawfully seized of the entire premises hereby demised and has good title thereto, free and clear of all tenancies and encumbrances, and that all times when Lessee is not in default under the terms and during the term of this Lease or any extensions of said term, Lessee's quiet peaceable enjoyment of the premises shall not be disturbed or interfered with by anyone.

22.  INSURANCE:
     ---------

     (c) Lessee shall procure and maintain in full force and effect continuously during the term of this Lease together with any extensions at its sole expense general public liability and property damage insurance against claims for personal injury, death or property damage occurring in, or about the premises or sidewalks or areas adjacent to the premises to afford protection to the limit of not less than One Million Dollars ($1,000,000,00) in respect to injury or death of a single person and to the limit of not less than Three Million Dollars ($3,000,000.00), in respect to any one accident and to the limit of Five Hundred Thousand Dollars ($500,000.00) in respect to property damage. Such insurance shall be written by companies of recognized standing which are qualified to engage in the insurance business in the Commonwealth of Kentucky, such insurance to include as the insured parties thereunder Lessor and Lessee as their interest may appear.

     (c) Lessee may maintain such insurance under a blanket policy covering the premises. Lessee shall deliver to Lessor a certificate of all insurance coverage and of renewals thereof from time to time during the term of this Lease including renewals thereof. Any such insurance policy shall contain to the extent obtainable in an agreement by the insurer that it will not cancel any such policy except upon ten (10) days prior written notice to Lessor. If Lessee fails to procure any such insurance or keep the same in force or effect, Lessor may procure the necessary insurance and pay the premiums thereof and Lessee shall repay Lessor on demand the amount so paid as premium, together with interest at the rate often percent (10%) per annum.

     (c) Lessee shall, during the course of the improvements which it may place on the property and thereafter and at all times, insure at its sole cost the property against damage by fire, vandalism, malicious mischief, sprinkler leakage and other extended coverage to the extent of the full replacement value thereof with the Lessor to be named as additional insured. Such insurance shall contain a clause that the Lessor will receive thirty (30) days notice of either non-renewal or cancellation of the policy. Such insurance shall insure the property against fire and casualty and shall be written by a company acceptable to the Lessor and qualified to do business in the State of Kentucky.

23.  BROKERS AND  COMMISSIONS:  Lessor and Lessee  represent and warrant to each
     ------------------------
     other that they have not dealt with any real estate agent or broker in connection with this Lease or its negotiation. Lessor and Lessee shall indemnify and hold the other party harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any real estate broker or agent in connection with this Lease or its negotiation by reason of any act of such indemnifying party.

24.  RECORDING:  Either party, at their option, may record a Memorandum of Lease
     ---------
     and the cost of all documentary stamps or conveyancing, transfer tax and recording fees shall be paid equally by the parties thereto.

25.  CAPTIONS:  The  captions  appearing  in this Lease are  inserted  only as a
     --------
     matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraphs of this Lease or in any way affect this Lease. Any gender used herein shall be deemed to refer to any other gender more grammatically applicable to the party to whom such use of gender relates, the use of singular herein shall be deemed to include the plural and, conversely, the plural shall be deemed to include the singular.

26.  SUCCESSOR OR ASSIGN: It is further expressly agreed and understood that all
     -------------------
     the covenants and agreements herein made, shall extend to and be binding upon the successors in interest, and assigns of Lessor, and of Lessee as permitted above. The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, successors or assigns, and shall run with the land; and where more than one patty shall be Lessor under this Lease, the word LESSOR whenever used in this Lease shall be deemed to include all parties hereto jointly and severally.

27.  INVALID  PROVISIONS:  If any  terms  or  provision  of  this  Lease  or the
     -------------------
     application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons whose circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

28.  ENTIRE AGREEMENT: No waivers, alterations or modifications of this Lease or
     ----------------
     any agreements in connection therewith shall be valid unless in writing duly executed by both Lessor and Lessee herein.

29.  TRADE FIXTURES  MACHINERY AND  EQUIPMENT:  All trade  fixtures,  machinery,
     ----------------------------------------
     equipment, furniture or other personal property of whatever kind and nature kept or installed on the premises by Lessee shall not become the property of Lessor or a part of the realty no matter how affixed to the premises and may be removed by Lessee.

30.  MECHANIC'S LIENS: Lessee shall not suffer or permit any mechanics' liens to
     ----------------
     be filed against the fee of the premises, nor against Lessee's leasehold interest in the premises, by reason of work, labor, services or materials supplied, or claimed to have been supplied, to Lessee, or anyone holding the premises or any part thereof, through or under Lessee; and nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or material man for the performance of any labor or the furnishing of any materials for any specified improvement, alteration or repair of, or to the premises, or any part thereof, nor as giving Lessee any right, power or authority to contract for, or permit the rendering of, any services, or the furnishing of any materials that would give rise to the filing of any mechanics' liens against the fee of the premises. Lessor shall have the right at all reasonable times to post, and keep posted, on the premises any notices that may be provided by law which Lessor may deem to be necessary for the protection of Lessor, and the premises from mechanics' liens. If any such mechanics' lien shall at any time be filed against the premises, Lessee covenants that it will promptly take and diligently prosecute appropriate action to have the same discharged; and, upon its failure to do, Lessor, in addition to any other right or remedy that it may have, may take such action as may be reasonably necessary to protect its interest, and any reasonable amount paid by Lessor in connection with such action, and all reasonable legal and other expenses of Lessor in connection therewith, including reasonable counsel fees, court costs and other necessary disbursements, with interest thereon at the rate of ten (10%) percent per annum from the date of payment, shall be repaid by Lessee to Lessor on demand.

31.  Notwithstanding any other provisions  contained in this lease, in the event
     (a) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Lessor may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

32.  PROPERTY TAXES: All real estate property taxes shall be the  responsibility
     --------------
     of the Lessee during the term of this Lease.

33.  REPLACEMENT  OF PRIOR  LEASE:  This  document  replaces in its entirety the
     -----------------------------
     prior lease between these same parties dated March 1, 1998, and that prior lease shall no longer be of any legal effect.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                 LESSOR:
                                 ------

                                 KENTUCKY NATIONAL
                                 PROPERTIES, I,.L.C.

                                 BY: /s/ KEVIN ADDINGTON
                                     -------------------------------------------
                                     KEVIN ADDINGTON

                                 LESSEE:
                                 ------

                                 KENTUCKY NATIONAL BANK

                                 BY:/s/ LAWRENCE CALVERT
                                    --------------------------------------------
                                    LAWRENCE CALVERT, CEO